NUMBER C-1

INCORPORATED UNDER THE LAWS OF THE STATE OF INDIANA

SHARES ******

hhgregg, Inc.

Common Stock, $0.0001 par value per share

See Reverse for Certain Definitions

This is to Certify that SPECIMEN **is the owner of**

*** Number of Shares *** *fully paid and non-assessable shares of the above Corporation transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.*

Witness, *the seal of the Corporation and the signatures of its duly authorized officers.*

Dated DATE

Chief Executive Officer/President

Secretary/Assistant Secretary

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	- as tenants in common	UNIF TRANSFERS MIN ACT-................Custodian .... (Cust) (Minor)
TEN ENT	- as tenants by the entireties	under Uniform Transfers to Minors Act.. (State)
JT TEN	- as joint tenants with right of survivorship and not as tenants in common	

Additional abbreviations may also be used though not in the above list

*For value received*_______ *hereby sell, assign and transfer unto*

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

____

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE)

____

____

____*Shares*

represented by the within Certificate, and do hereby irrevocably constitute and appoint

____*Attorney*

to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

*Dated*_____________________ _______

In presence of

____

____

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS.